UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Prologis Euro Finance LLC (the “Company”) closed the issuance and sale of the Notes (defined below) on December 23, 2020. The information under Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On December 18, 2020, the Company priced an offering of €300,000,000 aggregate principal amount of its Floating Rate Notes due 2022 (the “Notes”). In connection with the offering, the Company and Prologis, L.P. (the “Operating Partnership”) entered into an Underwriting Agreement, dated December 18, 2020 (the “Underwriting Agreement”), with Merrill Lynch International (the “Underwriter”), pursuant to which the Company agreed to sell and the Underwriter agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Notes are being issued under an indenture dated as of August 1, 2018 (the “Base Indenture”), among the Company, the Operating Partnership and U.S. Bank National Association, as trustee, as supplemented by the first supplemental indenture, dated as of August 1, 2018 (the Base Indenture, as supplemented by the first supplemental indenture, the “Indenture”).

The net proceeds to the Company from the sale of the Notes, after the Underwriter’s discount and offering expenses, are estimated to be approximately €300.7 million or $364.2 million, based on the euro/U.S. dollar rate of exchange as of December 11, 2020. The Company intends to lend or distribute the net proceeds from the offering of the Notes to the Operating Partnership or one or more of its other subsidiaries for general corporate purposes, including to repay or repurchase indebtedness.

The Notes will mature on December 23, 2022, and the per annum interest rate on the Notes will be reset quarterly based on the three-month EURIBOR plus 28 basis points. The Notes will be senior unsecured obligations of the Company and will be fully and unconditionally guaranteed by the Operating Partnership.

The Notes will be redeemable in whole, but not in part, on December 23, 2021, at the Company’s option at a redemption price equal to 100% of the principal amount of the Notes to be redeemed.

The Notes will also be redeemable in whole, at any time, or in part, from time to time, on or after November 23, 2022 at the Company’s option at a redemption price equal to 100% of the principal amount of the Notes to be redeemed.

In each case, accrued and unpaid interest, if any, will be paid on the Notes being redeemed to, but excluding, the redemption date.

Each holder of the Notes will have the right to require the Company to repurchase for cash all, but not less than all, of such holder’s Notes on December 23, 2021, at a purchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, on the Notes being repurchased to, but excluding, the date of purchase. Exercise of the repurchase option by the holder of a Note will be irrevocable.

The Indenture governing the Notes restricts, among other things, the Operating Partnership’s and its subsidiaries ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement (File No. 333-237366) that the Company and the Operating Partnership filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Company and the Operating Partnership pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated December 18, 2020, and base prospectus, dated March 24, 2020, relating to the public offering of the Notes and corresponding guarantees, the Company and the Operating Partnership are filing the Underwriting Agreement, the form of the Notes and certain other exhibits with this Current Report of Form 8-K as exhibits to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 18, 2020, among Prologis Euro Finance LLC, Prologis, L.P. and Merrill Lynch International.

4.1	Form of Officers’ Certificate related to the Floating Rate Notes due 2022.

4.2	Form of Floating Rate Notes due 2022.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: December 23, 2020	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: Senior Vice President, Associate General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: December 23, 2020	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: Senior Vice President, Associate General Counsel